UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 (May 12, 2021)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held by telephone on Wednesday, May 12, 2021 at 8:00 a.m. Central Time. As of March 26, 2021, the record date for the Annual Meeting, there were 259,586,435 shares of common stock issued and outstanding. A quorum of 228,462,276 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.

Stockholders elected each of the Company’s seven nominees for director to serve a term of one year to expire at the 2022 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	196,530,367	8,951,879	1,123,403	21,856,627
Margaret K. Dorman	189,885,460	15,593,778	1,126,411	21,856,627
James M. Funk	195,251,315	10,222,615	1,131,719	21,856,627
Steve D. Gray	203,430,894	2,044,416	1,130,339	21,856,627
Greg G. Maxwell	172,377,708	33,059,734	1,168,207	21,856,627
Steffen E. Palko	202,944,193	2,532,055	1,129,401	21,856,627
Jeffrey L. Ventura	204,547,883	906,592	1,151,174	21,856,627

2.	Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,793,084	9,055,064	2,757,501	21,856,627

3.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
226,553,770	804,542	1,103,964	-

4.	Stockholders approved an increase to the number of shares of common stock issuable under the Amended and Restated 2019 Equity-Based Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,587,715	21,674,563	2,343,371	21,856,627

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General Counsel and Corporate Secretary

Date:  May 12, 2021

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